UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 15, 2017

Liberty Global plc
(Exact Name of Registrant as Specified in Charter)

England and Wales	001-35961	98-1112770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

Griffin House, 161 Hammersmith Rd, London, United Kingdom
W6 8BS
(Address of Principal Executive Office)

+44.208.483.6449 or 303.220.6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION / Item 7.01 REGULATION FD DISCLOSURE

Virgin Media Inc. (“Virgin Media”), Unitymedia GmbH, UPC Holding B.V., Cable & Wireless Communications Limited and VTR Finance B.V. are each wholly-owned subsidiaries of Liberty Global plc (“Liberty Global”, “we”, “our” or “the Company”), and are each a separate fixed-income borrowing group of Liberty Global.

On February 15, 2017, Liberty Global provided selected, preliminary unaudited financial and operating information for these fixed-income borrowing groups for the quarter ended December 31, 2016 by posting a press release (the “Q4 2016 Fixed Income Release”) to its website. As further described below, we are amending that press release by means of this Current Report on Form 8-K/A.

Background
Virgin Media, a wholly-owned subsidiary of Liberty Global, is a broadband communications operator in the United Kingdom (“U.K.”) and the Republic of Ireland (“Ireland”). Today, Virgin Media published its report for the year ended December 31, 2016 (the “VM Annual Report”). In connection with the publication of the VM Annual Report, which is available under the investor relations section of the Company’s website (www.libertyglobal.com), the Company is amending its Current Report on Form 8-K filed on February 15, 2017 to revise disclosure regarding Virgin Media.
As more fully described below, this amendment revises the number of premises added to Virgin Media’s network as part of its new build initiative in the U.K. and Ireland (“Project Lightning”), as included in the Q4 2016 Fixed Income Release. The amended Q4 2016 Fixed Income Release is attached as Exhibit 99.1. We are also contemporaneously amending the applicable disclosures in (i) the press release announcing Liberty Global’s operating and financial results for the quarter ended December 31, 2016 (the “Q4 2016 LG Release”), also dated February 15, 2017, (ii) our 2016 Annual Report on Form 10-K and (iii) slides 4, 6 and 7 that were included in our February 16, 2017 earnings presentation (the “Liberty Global Group Q4 2016 Investor Call Presentation”). Apart from amending the applicable disclosures to conform to the disclosures made in this Current Report on Form 8-K/A, we are not otherwise amending nor updating the Q4 2016 Fixed Income Release.
No changes will be made to our consolidated financial statements as a result of the revisions discussed below, as the impact on our consolidated financial statements is not material. In addition, no changes are required to our or Virgin Media’s customer and revenue generating unit statistics at December 31, 2016.
Discussion
We previously announced a new build program seeking to substantially extend our European networks over several years. In the Q4 2016 LG Release, we reported that our European operations added 1.4 million premises to our networks during the 2016 calendar year (“Added Premises”), including 465,000 premises added by Virgin Media. These Added Premises included 323,000 premises connected to networks in the U.K. and Ireland (“Connected Premises”) and 142,000 premises in many U.K. locations where the Company understood construction to be essentially complete, but which still required power, headend capacity upgrades and/or physical connection activities (“Inactive Premises”). These Inactive Premises were expected to become Connected Premises during the first quarter of 2017. In addition, we previously reported that we expect to connect a total of approximately 1.4 million premises to networks attributed to the Liberty Global Group during 2017, including up to 800,000 premises connected pursuant to Project Lightning.
In late February 2017, the Company discovered that the construction work necessary to connect a substantial number of the Inactive Premises had not progressed as originally understood. The Company then initiated a review of the records underlying the construction status of the Inactive Premises and the circumstances that led to the overstatement of their construction progress. Our review found that the completion status of a number of Inactive Premises had been misrepresented. In connection with this review, four Virgin Media employees have been suspended and removed from their posts and employment investigations are ongoing. Pending the results of these investigations, disciplinary action may be taken against employees, including dismissal.
The Company has determined that most of the Inactive Premises did not meet the prescribed requirements for inclusion in that category as of year-end 2016. We expect that all of these Inactive Premises will be connected before June 30, 2017. Although this connection activity will impact the total number of premises that we are able to connect to Virgin Media’s network during the first half of 2017, we do not believe that any shortfall during this timeframe will have any impact on the total number of premises that we expect to add pursuant to the overall Project Lightning program.
We have taken several steps to strengthen our Project Lightning new build program, including among other items:

•
We have appointed Robert Evans as Managing Director, Lightning, with full responsibility for the Project Lighting build. In this role, Mr. Evans will jointly report to Balan Nair, Liberty Global’s Chief Technology & Innovation Officer and Tom Mockridge, Virgin Media’s Chief Executive Officer;

•	Virgin Media has appointed a new Project Lightning management team on the ground in the U.K. that will report to Mr. Evans;

•	We are providing additional resources to manage increased volumes of construction and planning activity in the U.K., including increased focus on wayleaves and easements; and

•
Virgin Media has appointed a new President and Chief Operating Officer, who will be responsible for delivering Project Lightning customer volumes among other responsibilities, as further described below. This role will report to Tom Mockridge.

We will no longer include Inactive Premises in the Added Premises figures that we report in future periods pursuant to Project Lightning and our other network extension programs. We are also revising our disclosure of the Added Premises under Project Lightning that we reported through December 31, 2016 to exclude (i) the 142,000 Inactive Premises from Added Premises (including 120,000 added during the fourth quarter of 2016) and (ii) approximately 9,000 premises that were inadvertently classified by Virgin Media as Connected Premises at December 31, 2016, as set forth in the table below.

	Virgin Media (Project Lightning)				Liberty Global Group (Project Lightning and other network extension programs)
	Previously-reported		As revised		Previously-reported		As revised

Added Premises:
Program-to-date through December 31, 2016	718,000	(a)	567,000		1,680,000	(c)	1,529,000
Year ended December 31, 2016	465,000	(a)	314,000		1,427,000	(d)	1,276,000
Quarter ended December 31, 2016	215,000	(a)	86,000	(b)	584,000	(e)	455,000	(b)
_______________

(a)	As reported in the Q4 2016 Fixed Income Release.

(b)
Adjusted to exclude the net increase of 120,000 Inactive Premises that occurred during the fourth quarter of 2016 and the 9,000 premises that Virgin Media inadvertently classified as Connected Premises at December 31, 2016.

(c)
Figure includes (1) the 718,000 Added Premises that we reported as connected over the life of Project Lightning, as disclosed in the Q4 2016 Fixed Income Release, and (2) 962,000 additional premises that were added in the following segments, as reported in the Liberty Global Group Q4 2016 Investor Call Presentation: (i) 590,000 in Central & Eastern Europe, (ii) 219,000 in Germany (including 139,000 upgrades), (iii) 58,000 in the Netherlands, (iv) 51,000 in Switzerland & Austria and (v) 44,000 in Belgium.

(d)
Figure includes (1) the 465,000 Added Premises that we reported as connected during 2016 pursuant to Project Lightning, as disclosed in the Q4 2016 Fixed Income Release, and (2) 962,000 additional premises that were added in the following segments, as reported in the Liberty Global Group Q4 2016 Investor Call Presentation: (i) 590,000 in Central & Eastern Europe, (ii) 219,000 in Germany (including 139,000 upgrades), (iii) 58,000 in the Netherlands, (iv) 51,000 in Switzerland & Austria and (v) 44,000 in Belgium.

(e)
Calculated as the difference between the Liberty Global Group’s December 31, 2016 year-to-date new homes connected amount presented above of 1,427,000 and its September 30, 2016 year-to-date new homes connected amount of 843,000, as reported in the Company’s press release dated November 3, 2016, which provided its operating and financial results for the quarter ended September 30, 2016.

Other than as noted in the above table, no other changes are required to our reported Added Premises numbers.

In connection with its review, the Company also determined to change how it presents the penetration rates associated with its Project Lightning new build program. Previously, these penetration rates were based on the cumulative number of gross installations during the periods presented (“Install Penetration”). We now present these penetration rates based on the number of active customers at the end of the respective timeframe presented (“Active Customer Penetration”). Notwithstanding the change in methodology, we continue to believe that our Active Customer Penetration for our Project Lightning build will reach approximately 40% three years after the premises are available to be marketed. The following table presents the penetration rates for the periods that were disclosed in slide 7 of the Liberty Global Group Q4 2016 Investor Call Presentation under the following methodologies: (i) previously reported Install Penetration, (ii) Install Penetration, as adjusted to remove Inactive Premises, and (iii) Active Customer Penetration:

	3 months	6 months	9 months	12 months	15 months

Install Penetration (previously reported presentation including Inactive Premises in the denominator)	15%	19%	23%	25%	32%
Adjusted Install Penetration (as adjusted to remove Inactive Premises from the denominator)	16%	20%	24%	25%	32%
Active Customer Penetration (revised presentation excluding Inactive Premises from the denominator)	16%	19%	22%	23%	27%
The Company has reconsidered the number of premises that it expects to add to the Liberty Global Group’s European networks during 2017, taking into account the delay in construction of premises in the U.K. as described above, and now estimates that a total of 1.3 million to 1.4 million new premises will be connected during 2017, including 700,000 to 800,000 premises pursuant to Project Lightning. These estimates include the completion during the first half of 2017 of the 142,000 Inactive Premises in the U.K. It should be noted that any estimate involving new build activity of the magnitude of Project Lightning and our other new build programs is inherently difficult to determine and is dependent upon multiple factors impacting construction. Depending on a variety of factors, including the financial and operational results of our new build programs, all or any portion of these programs may be continued, modified or cancelled at our discretion.
Liberty Global Group's guidance for rebased operating cash flow (“OCF”) growth and adjusted free cash flow, and Liberty Global Group's and Virgin Media's guidance for property and equipment additions as a percentage of revenue, remain unchanged.
As noted above, no changes will be made to the Company’s consolidated financial statements as a result of the revision to Virgin Media’s Added Premises as the impact of the difference between the initially reported and the adjusted construction status of the Inactive Premises is not material. Similarly, the 2016 property and equipment additions presented in the VM Annual Report have not changed from the amounts presented for Virgin Media in the Q4 2016 Fixed Income Release.
Virgin Media Announces New Senior Management Position
Virgin Media will appoint Dana Strong as President and Chief Operating Officer, reporting to Virgin Media’s Chief Executive Officer, Tom Mockridge. Ms. Strong’s responsibilities will include end-to-end responsibility for the consumer business spanning installations, customer care, product development and marketing. Ms. Strong has held a variety of previous senior management roles at Liberty Global and its subsidiaries including Chief Transformation Officer at Liberty Global and Managing Director, UPC Ireland.
* * * * * * *

This current report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements with respect to our strategies, future growth prospects and opportunities; our expectations with respect to rebased OCF, adjusted free cash flow and property and equipment additions as a percentage of revenue; and our plans and expectations relating to new build and network extension opportunities; and other information and statements that are not historical fact. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties include the continued use by subscribers and potential subscribers of our services and their willingness to upgrade to our more advanced offerings; our ability to meet challenges from competition, to manage rapid technological change or to maintain or increase rates to our subscribers or to pass through increased costs to our subscribers; the effects of changes in laws or regulation; general economic factors; our ability to obtain regulatory approval and satisfy regulatory conditions associated with acquisitions and dispositions; our ability to successfully acquire and integrate new businesses and realize anticipated efficiencies from businesses we acquire; the availability of attractive programming for our video services and the costs associated with such programming; our ability to achieve forecasted financial and operating targets; the outcome of any pending or threatened litigation; the ability of our operating companies to access cash of their respective subsidiaries; the impact of our operating companies’ future financial performance, or market conditions generally, on the availability, terms and deployment of capital; fluctuations in currency exchange and interest rates; the ability of suppliers and vendors (including our third-party wireless network providers under our MVNO arrangements) to timely deliver quality products, equipment, software, services and access; our ability to adequately forecast and plan future network requirements including the costs and benefits associated with network expansions; and other factors detailed from time to time in our filings with the Securities and Exchange Commission, including our most recently filed Form 10-K, as amended on March 28, 2017. These forward-looking statements speak only as of the date of this current report. We expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.
The press release attached hereto as Exhibit 99.1 is being furnished to the SEC under both Item 2.02 “Results of Operations and Financial Condition” and 7.01 “Regulation FD Disclosure” of Form 8-K. The information furnished pursuant to this Form 8-K/A (including the exhibit hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any of Liberty Global’s filings under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless Liberty Global expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.     Exhibit Name

99.1         Press release dated February 15, 2017, as amended on March 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL PLC

By:	/s/ BRYAN H. HALL
Bryan H. Hall
Executive Vice President, General Counsel and Secretary

Date: March 28, 2017